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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2001



                      INTERNATIONAL MULTIFOODS CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                1-6699                      41-0871880
(State or other jurisdiction   (Commission               (I.R.S. Employer
     of incorporation)          File Number)             Identification No.)




110 Cheshire Lane, Suite 300, Minnetonka, Minnesota           55305
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:    (952) 594-3300



                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ACQUISITION

         On November 13, 2001, International Multifoods Corporation (the "Company") acquired the PILLSBURY dessert and specialty products business and the PET evaporated milk and dry creamer business of The Pillsbury Company ("Pillsbury") and the United States ROBIN HOOD business, the FARMHOUSE flavored rice and pasta side-dish products business and the LA PINA, RED BAND and SOFTASILK retail flour businesses of General Mills, Inc. ("General Mills") (the "Acquisition"). The Acquisition was made pursuant to an Amended and Restated Asset Purchase and Sale Agreement by and among General Mills, Pillsbury and the Company, dated as of October 24, 2001, as amended by a Closing Agreement by and among General Mills, Pillsbury and the Company, dated as of November 13, 2001 (as so amended, the "Asset Purchase and Sale Agreement"). The cash purchase price for the Acquisition paid at closing was $304.6 million, subject to an adjustment to the extent that the inventory of the Pillsbury businesses acquired by the Company at the closing of the Acquisition had a value of more or less than $51.5 million. In addition, the Company is obligated to pay for the inventory of the ROBIN HOOD, FARMHOUSE, LA PINA, RED BAND and SOFTASILK businesses that it acquires in the Acquisition. The Asset Purchase and Sale Agreement, including the aggregate consideration paid by the Company, was determined through negotiations between the management of the Company and the management of each of General Mills and Pillsbury.

         On the date that General Mills fulfills its obligations under a conversion plan agreement with the Company to convert its Toledo, Ohio plant (the "Toledo Plant") for the Company's use in the acquired businesses, the Company will also acquire the Toledo Plant. The purchase price for the Toledo Plant is $11.5 million, subject to adjustment for utility charges, personal and real property taxes and special assessments paid on the Toledo Plant and allocated to the parties on a pro-rata, per diem basis. The purchase price of the Toledo Plant is payable in two equal installments. The first is due at the time the Company acquires the Toledo Plant and the other is due on the 180th day after it acquires the Toledo Plant.

         The businesses the Company acquired are:

   o Pillsbury's business of manufacturing, marketing, selling and distributing through United States retail channels, primarily under the PILLSBURY brand name, cake mix, ready-to-spread frosting, brownie mix, muffin mix, cookie mix, quickbread mix, flour and scratch ingredients;

   o Pillsbury's business of manufacturing, marketing, selling and distributing through United States retail channels, primarily under the MARTHA WHITE brand name, muffin mix, brownie mix, flour and scratch ingredients, cornmeal and grits;

   o Pillsbury's business of manufacturing, marketing, selling and distributing through United States retail channels, primarily under the HUNGRY JACK brand name, potato products, pancake products and syrup;

   o Pillsbury's business of manufacturing, marketing, selling and distributing, through United States retail and foodservice channels, evaporated milk and dry creamer under the PET brand name;

   o Pillsbury's business of manufacturing, marketing, selling and distributing through United States foodservice channels, primarily under the PILLSBURY brand name, certain non-custom dry mix foodservice products in boxes of seven pounds and less and non-custom frosting products in


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   packages of 11 pounds and less;

   o General Mills' business of manufacturing, marketing, selling and distributing through United States retail and foodservice channels, flour products under the ROBIN HOOD brand name;

   o General Mills' business of manufacturing, marketing, selling and distributing through United States retail and foodservice channels, flavored rice and pasta side-dish products under the FARMHOUSE brand name; and

   o General Mills' businesses of manufacturing, marketing, selling and distributing through United States retail channels, flour products under the LA PINA, RED BAND and SOFTASILK brand names.

         The Company acquired these businesses in an asset acquisition of, among other things, the inventory of the Pillsbury businesses, equipment owned by General Mills, the HUNGRY JACK, ROBIN HOOD, PET, FARMHOUSE, FUNFETTI, LA PINA, RED BAND and SOFTASILK trademarks, licenses to the PILLSBURY trademarks and other intellectual property and the acquisition of the stock of a subsidiary of Pillsbury that holds the MARTHA WHITE trademarks and other intellectual property relating to the MARTHA WHITE brand. The Company will acquire the inventory of the ROBIN HOOD, FARMHOUSE, LA PINA, RED BAND and SOFTASILK businesses 60 days after the Acquisition closing date. The equipment that the Company acquired in the Acquisition was used primarily in General Mills' dessert and baking mix business, which is separate and distinct from Pillsbury's dessert and baking mix business. The Company will use such equipment primarily in its dessert and baking mix business. The Toledo Plant that the Company will acquire was used in part in General Mills' dessert and baking mix business and in part in General Mills' cereal processing and packaging business. The Company will use the Toledo Plant in its dessert and baking mix business.

ANCILLARY AGREEMENTS

     The Company, General Mills and Pillsbury also entered into several ancillary agreements at the closing of the Acquisition. The following is a summary of such agreements.

   CONVERSION PLAN AGREEMENT

     Under a conversion plan agreement, General Mills, through the engagement of a third-party engineering firm supervised by a trustee approved by the Federal Trade Commission (the "Trustee"), will convert a portion of the Toledo Plant into the Company's production facility for numerous products, including by acquiring and installing equipment, at General Mills' own expense. General Mills will acquire and install a new baking mix processing and packaging line and two custom-designed ready-to-spread frosting product manufacturing lines at the Toledo Plant and make available to the Company all ready-to-spread frosting product manufacturing lines currently in place at Pillsbury's Murfreesboro, Tennessee plant. The Company will be liable for the costs to disassemble and transport Pillsbury's Murfreesboro, Tennessee ready-to-spread frosting product manufacturing lines to the Toledo Plant should the Company choose to move them to the Toledo Plant. In addition, General Mills will pay for the purchase and installation of equipment at the Company's Elyria, Ohio plant, including two packaging lines and one processing line with capability and flexibility comparable to equipment at Pillsbury's Martel, Ohio plant and necessary to service the Pillsbury dry mix foodservice product business the Company is purchasing in the Acquisition. The Trustee will supervise and monitor the implementation of the conversion. The conversion will be considered complete only if and when a supervisory panel consisting of three members (one appointed by each of the Company, General Mills and the Trustee) determines that the production lines installed by General Mills in the Toledo Plant meet certain product

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quality, cost and efficiency standards when they are operated under normal conditions. In the interim, the Trustee and the third-party co-packer engaged by General Mills to produce certain products for the Company, will control Pillsbury's Murfreesboro, Tennessee plant until the conversion is complete. The Company has agreed that if General Mills notifies the Company in writing at least 30 days prior to the date that the Company anticipates acquiring the Toledo Plant, the Company will lease the portions of the Toledo Plant currently used by General Mills for cereal processing, production, packaging and material handling back to General Mills for up to three months after the Company acquires the Toledo Plant.

     CO-PACK AGREEMENT

     Under a co-pack agreement, General Mills, itself or, in some cases, through an agreement with the third-party co-packer, will manufacture and package for the Company certain products of the acquired businesses until the conversion of the Toledo Plant is completed or, in the case of ROBIN HOOD, RED BAND, LA PINA, SOFTASILK and FARMHOUSE products, for up to sixty days after the Acquisition closing date. The Company will pay negotiated rates for these products.

   TRANSITION SERVICES AGREEMENT

     Under a transition services agreement, General Mills, itself or, in some cases, through an agreement with the third-party co-packer, will provide various transition services to the Company for the acquired businesses after the Acquisition closing date, including, depending on the acquired business, services relating to information systems, accounting, marketing and advertising, raw material procurement and warehousing. General Mills will provide these services to the Company for varying time periods ranging from 30 days after the closing for certain services to the later of the date that the conversion is completed and the date that is one year after the Acquisition closing date for others. The Company will pay negotiated fees for these services.

   TRADEMARK LICENSE AGREEMENTS

     Under a retail trademark license agreement, Pillsbury has licensed to the Company the exclusive right to use certain PILLSBURY trademarks, including the PILLSBURY "doughboy" related trademarks, on a royalty-free basis for an initial term of 20 years after the closing, on certain dessert and baking mix and flour products and other baking related products in retail channels in the United States and its territories and commonwealths, including Puerto Rico. The Company also has the non-exclusive right to sell covered products bearing these trademarks to stores of United States-based retailers in Mexico and Canada. This license is renewable by the Company for unlimited additional 20-year terms on a royalty-free basis after the initial 20-year term. The Company is entitled to use these trademarks for manufacturing and packaging in Canada as well as in the United States.

     The Company has entered into a foodservice trademark license agreement with Pillsbury under which the Company has the exclusive right to use certain PILLSBURY trademarks, including the PILLSBURY "doughboy" related trademarks, on a royalty-free basis for seven years after closing on certain non-custom dry mix products in packages of seven pounds or less and non-custom frosting products in packages of 11 pounds or less in foodservice channels in the United States and its territories and commonwealths, including Puerto Rico, and in certain limited instances and on a non-exclusive basis, Mexico and Canada. The Company is entitled to use these trademarks for manufacturing and packaging in Canada as well as in the United States. This license is non-renewable. General Mills has guaranteed Pillsbury's performance of its obligations under both the retail and foodservice trademark license agreements, except for obligations of Pillsbury created pursuant to amendments to these agreements to which General Mills has not consented in writing.

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     Under separate "grant back" trademark license agreements, the Company
(or a subsidiary of the Company, the performance of which has been guaranteed by the Company) has licensed back to General Mills, on a royalty-free basis, the MARTHA WHITE trademark and related trademarks, the PET trademark and related trademarks, the FUNFETTI, RED BAND and SOFTASILK trademarks for a two-year period and the HUNGRY JACK trademark and related trademarks for a four-year period, in order to permit General Mills to transition out of the use of these trademarks in businesses that it and Pillsbury are retaining. These licenses are exclusive for certain products, territories and channels and non-exclusive for others.

   PATENT AND TECHNOLOGY LICENSE AGREEMENTS

     Under a retail patent and technology license agreement, General Mills has granted to the Company a perpetual license to certain patents and know-how that were not assigned to the Company, but which are used in the PILLSBURY retail business and shared with businesses that Pillsbury and General Mills have retained. The Company's license is exclusive with respect to, but limited to, certain products with which, and the channels and territories in which, the Company is permitted to use the PILLSBURY trademarks under the retail trademark license agreement, except that the Company's rights with respect to Mexico and Canada are non-exclusive, as they are under the retail trademark license agreement. The Company is entitled to use these licensed patents and know-how for manufacturing and packaging in Canada as well as in the United States. General Mills also granted to the Company a perpetual, worldwide, non-exclusive license to use certain technology and know-how that is used in the ROBIN HOOD business, the FARMHOUSE business and the LA PINA, RED BAND and SOFTASILK businesses.

     The Company has entered into a foodservice patent and technology license agreement that is substantially similar to the retail patent and technology license agreement, except that it will cover products of the Pillsbury foodservice business rather than the Pillsbury retail business.

     Under a separate "grant back" patent and technology license agreement, the Company has granted to General Mills a perpetual license to use cetain patents and know-how acquired by the Company under the Asset Purchase and Sale Agreement, for use in businesses that General Mills has retained.

ACQUISITION FINANCING

         In connection with the Acquisition, the Company entered into a $450 million senior secured credit facility (the "Senior Secured Facility") with a syndicate of banks, financial institutions, and other entities and a $200 million bilateral credit facility (the "Bilateral Facility", and together with the Senior Credit Facility, the "New Credit Facilities") with The Chase Manhattan Bank (now known as JPMorgan Chase Bank), an affiliate of J.P. Morgan Securities Ltd. The Company applied the proceeds from borrowings under the New Credit Facilities to pay the purchase price of the Acquisition, to refinance its debt, to pay fees and expenses related to the refinancing of its indebtedness and to fund its working capital needs.

     Under a guarantee agreement, Diageo plc has guaranteed the Bilateral Facility. The guarantee will remain in place until the earlier of (a) the date on which all of the Company's payment obligations under the Bilateral Facility have been performed or (b) the date on which the credit rating from any nationally recognized rating agency for non-credit enhanced long-term senior unsecured debt of the Company is the same or higher than the credit rating from a nationally recognized rating agency for any non-credit enhanced long-term senior unsecured debt of Diageo plc.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of businesses acquired.

               The Company will file the audited financial statements required by Item 7(a) on or before January 25, 2002.

         (b)   Pro forma financial information.

               The Company will file the pro forma financial information required by Item 7(b) on or before January 25, 2002.

         (c)   Exhibits.

               2.1 Amended and Restated Asset Purchase and Sale Agreement, dated as of October 24, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation.

                        The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Amended and Restated Asset Purchase and Sale Agreement.

                2.2 Closing Agreement, dated as of November 13, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL MULTIFOODS CORPORATION



Date:  November 28, 2001            By  /s/ John E. Byom
                                        ----------------------------------------
                                          John E. Byom
                                          Vice President - Finance and Chief
                                          Financial Officer
                                          (PRINCIPAL FINANCIAL OFFICER
                                          AND DULY AUTHORIZED OFFICER)






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                                  EXHIBIT INDEX



2.1 Amended and Restated Asset Purchase and Sale Agreement, dated as of October 24, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation.

         The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Amended and Restated Asset Purchase and Sale Agreement.

2.2 Closing Agreement, dated as of November 13, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation.